Employee Benefit Plans	6 Months Ended
Jun. 30, 2020
Compensation And Retirement Disclosure [Abstract]
Employee Benefit Plans

14. Employee Benefit Plans

In the United Kingdom, the Company makes contributions to private defined contribution pension schemes on behalf of its employees. The Company expensed $0.6 million and $0.3 million in contributions for the six months ended June 30, 2020 and 2019, respectively.

In the United States, the Company established a defined contribution savings plan under Section 401(k) of the Internal Revenue Code. This plan covers substantially all U.S. employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax basis. Matching contributions to the plan may be made at the discretion of the Company’s board of directors. During the six months ended June 30, 2020 and 2019 the Company contributed less than $0.1 million respectively, to the plan.